GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a global performance-based media and internet company, providing online publishers and app developers advanced technology and a variety of intelligent, data-driven solutions, including mobile marketing platforms, to monetize their application or content and expand their reach to larger audiences. The Company generates revenues primarily through online search and advertising.

On January 2, 2014 the Company completed the acquisition of ClientConnect Ltd. and on July 15, 2014 the Company completed the acquisition of Grow Mobile LLC (see Note 3). Subsequent to the balance sheet date, on February 10, 2015, the Company completed the acquisition of Make Me Reach SAS (see Note 18).